SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:  December 11, 1998
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(Date of earliest event reported)


                    CAPCO America Securitization Corporation
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            (Exact name of registrant as specified in its charter)

   Delaware                       333-22133-01                   13-3672336
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(State or Other                   (Commission                 (I.R.S. Employer
Jurisdiction of                   File Number)               Identification No.)
Incorporation)



        Two World Financial Center, Building B, New York, New York 10281
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                      Address of Principal Executive Office



       Registrant's telephone number, including area code: (212) 667-9300

ITEM 5:  OTHER EVENTS

RECENT DEVELOPMENTS

     On December 11, 1998, CCA announced that it will not undertake any new loan commitments. CCA also has announced that it will shortly close its regional offices and that it will be consolidating and centralizing its activities in New York. As a result of its termination of loan origination activities, a significant number of employees primarily related to these activities are being terminated. These employees represent a substantial majority of CCA's staff.

     Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                CAPCO AMERICA SECURITIZATION
                                                CORPORATION


                                                By:   /s/ Michael Hurdelbrink
                                                    ----------------------------
                                                    Name:  Michael Hurdelbrink
                                                    Title: President & CEO

Date:  February 11, 1999